Supplement to the John Hancock Income Funds Prospectus
                               dated March 1, 2002


John Hancock High Yield Bond Fund


Effective July 31, 2002, the third sentence in the first paragraph of the "Goal and Strategy" section on page 10 will be deleted and replaced with the following:

In pursuing these goals, the fund normally invests at least 80% of its assets in U.S. and foreign high yield bonds and other debt securities rated BB/Ba or lower and their unrated equivalents.



June 7, 2002